                                                                    EXHIBIT 99.4




                              C.I. NASHVILLE, INC.

                              FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994

                    [MAYER HOFFMAN McCANN L.C. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT
                          - - - - - - - - - - - - - -

To the Board of Directors

   C.I. Nashville,  Inc.

        We have audited the balance sheets of

                              C.I. NASHVILLE. INC.

as of December 31, 1995 and 1994, and the related statements of operations and retained earnings (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.I. Nashville, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                             /s/  MAYER HOFFMAN McCANN L.C.


February 16,  1996

                              C.I. NASHVILLE, !NC.

                                 BALANCE SHEETS


                           December 31, 1995 and 1994


                                                    1995             1994
                                                -----------      -----------

                         A S S E T S
                         -----------

CURRENT ASSETS
  Cash                                          $   262,320       $  138,295
  Accounts receivable, less allowance for
     doubtful accounts (1995, $2,178:
     1994, $2,203)                                   37,185           47,600
  Prepaid expenses and other current assets          18,342           14,239
                                                -----------      -----------
         TOTAL CURRENT ASSETS                       317,847          200,134

PROPERTY AND EQUIPMENT, at cost, less
  accumulated depreciation                        3,504,398        3,605,024

INTANGIBLE ASSETS, at cost, less
  accumulated amortization                           12,775           14,442

REPAIR AND REPLACEMENT FUND                          69,533               --

DEPOSIT                                               2,345            2,345
                                                -----------      -----------

       TOTAL ASSETS                             $ 3,906,898      $ 3,821,945
                                                ===========      ===========

                    L I A B I L I T I E S
                    ---------------------

CURRENT LIABILITIES
  Accounts payable
     Trade                                      $    62,461           28,629
     Shareholder                                     37,328           37,328
  Accrued expenses                                  142,825          142,206
                                                -----------      -----------
       TOTAL CURRENT LIABILITIES                    242,614          208,163
                                                -----------      -----------

NOTE PAYABLE, SHAREHOLDER                         5,099,846        5,099,846
                                                -----------      -----------

    S T 0 C K H 0 L D E R' S   E Q U I T Y   (D E F I C I T)
    --------------------------------------------------------

CAPITAL CONTRIBUTED
  Common stock, par value $.0l, 100 shares
     authorized, issued and outstanding                   1                1
  Additional paid-in capital                      1,199,999        1,199,999
                                                -----------      -----------
       TOTAL CAPITAL CONTRIBUTED                  1,200,000        1,200,000

RETAINED EARNINGS (DEFICIT)                      (2,635,562)      (2,686,064)
                                                -----------      -----------
       TOTAL STOCKHOLDER'S EQUITY (DEFICIT)      (1,435,562)      (1,486,064)
                                                -----------      -----------
       TOTAL LIABILITIES AND STOCKHOLDER'S
           EQUITY (DEFICIT)                     $ 3,906,898      $ 3,821,945
                                                ===========      ===========


                       See Notes to Financial Statements

                              C.I. NASHVILLE, INC.

            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994

                                                      1995             1994
                                                  -----------      -----------
REVENUES
  Rooms                                           $ 2,239,610      $ 2,087,954
  Other departments                                    87,021           83,003
                                                  -----------      -----------
          TOTAL REVENUES                            2,326,631        2,170,957
                                                  -----------      -----------

OPERATING EXPENSES
  Rooms                                               656,873          615,859
  Other departments                                    40,187           34,798
  Administrative and general                          363,767          365,843
  Marketing                                           162,277          161,908
  Property operation, maintenance and
     energy costs                                     276,189          266,964
  Property taxes and insurance                         91,388           90,207
                                                  -----------      -----------
          TOTAL OPERATING EXPENSES                  1,590,681        1,535,579
                                                  -----------      -----------

OPERATING INCOME BEFORE OTHER INCOME (EXPENSE)        735,950          635,378
                                                  -----------      -----------
OTHER INCOME  (EXPENSE)
  Interest income                                          74              177
  Interest expense                                   (441,744)        (548,178)
  Depreciation and amortization                      (243,778)        (301,725)
                                                  -----------      -----------
          TOTAL OTHER EXPENSE                        (685,448)        (849,726)
                                                  -----------      -----------

          NET INCOME  (LOSS)                           50,502         (214,348)

RETAINED EARNINGS (DEFICIT),  BEGINNING OF YEAR    (2,686,064)      (2,471,716)
                                                  -----------      -----------

          TOTAL RETAINED EARNINGS (DEFICIT)       $(2,635,562)     $(2,686,064)
                                                  ===========      ===========


                       See Notes to Financial Statements

                             C.I. NASHVILLE, INC.

                           STATEMENTS OF CASH FLOWS
                            - - - - - - - - - - - -

                    Years Ended December 31, 1995 and 1994

                                                         1995           1994
                                                      ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                  $  50,502      $(214,348)
   Adjustments to reconcile net income (loss) to
     net cash provided by operating activities
     Loss on disposal of property and equipment               -          3,529
     Depreciation                                       242,111        300,058
     Amortization                                         1,667          1,667
     Decrease (increase) in operating assets
        Accounts receivable                              10,415            646
        Prepaid expenses and other current assets        (4,103)         2,851
     Increase (decrease) in operating liabilities
        Accounts payable                                 33,832         86,897
        Accrued expenses                                    619        (62,638)
                                                      ---------      ---------
          NET CASH PROVIDED BY OPERATING ACTIVITIES     335,043        118,662
                                                      ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                  (141,485)       (73,576)
   Net change in the repair and replacement fund        (69,533)        58,562
                                                      ---------      ---------
          NET CASH USED IN INVESTING ACTIVITIES        (211,018)       (15,014)
                                                      ---------      ---------

          NET INCREASE IN CASH                          124,025        103,648

          CASH, BEGINNING OF YEAR                       138,295         34,647
                                                      ---------      ---------

          CASH, END OF YEAR                           $ 262,320      $ 138,295
                                                      =========      =========


                       See Notes to Financial Statements

                             C.I. NASHVILLE, INC.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(1)  Summary of significant accounting policies

          Nature of operations - The Company was formed on July 2, 1987 for the purpose of constructing, owning and operating a 135-room hotel , known as the "ClubHouse Inn" in Nashville, Tennessee. The Company opened the hotel on August 29, 1988. Company revenues are generated from hotel operations and related activities.

          Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Depreciation and amortization - Depreciation and amortization are computed using the straight-line method with estimated useful lives as follows:

              Asset                                          Useful Life
     -------------------------                           ------------------
     Building and improvements                           15 -- 39     years
     Furniture and equipment                              7 -- 10     years
     Franchise costs                                           15     years

          Repair and replacement fund - Management periodically segregates funds for future repairs and improvements to the property. Currently, 3% of gross monthly revenues are segregated as reserves for repairs and improvements. Future additions to the reserve are at the discretion of the Company's management.

          Advertising costs - Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 1995 and 1994 was $103,669 and $106,554, respectively.

          Cash - For purpose of the statements of cash flows, cash consists of cash on-hand and demand deposits with financial institutions. Cash paid for interest during the year ended December 31, 1995 and 1994 was $441,744 and $377,989, respectively.

(2)  Property and equipment

                                                          December 31,
                                                  ----------------------------
                                                     1995              1994
                                                  -----------      -----------
     Cost
        Land                                      $   987,489      $   987,489
        Building and improvements                   3,050,545        3,050,545
        Furniture and equipment                     1,418,514        1,446,396
                                                  -----------      -----------
                   Total cost                       5,456,548        5,484,430
     Accumulated depreciation                      (1,952,150)      (1,879,406)
                                                  -----------      -----------

                   Net property and equipment     $ 3,504,398      $ 3,605,024
                                                  ===========      ===========

                             C.I. NASHVILLE, INC.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(2)  Property and equipment (continued)

          The aggregate depreciation on property and equipment charged to operations for the years ended December 31, 1995 and 1994 was $242,111 and $300,058, respectively.

(3)  Intangible assets

                                                       December 31,
                                                  ----------------------
                                                    1995          1994
                                                  --------      --------
     Franchise costs                              $ 25,000      $ 25,000
     Accumulated amortization                      (12,225)      (10,558)
                                                  --------      --------

          Net intangible assets                   $ 12,775      $ 14,442
                                                  ========      ========

          The aggregate amortization on intangible assets charged to operations for the years ended December 31, 1995 and 1994 was $1,667, respectively.

(4)  Note payable, shareholder

                                                             December 31,
                                                      -------------------------
                                                         1995          1994
                                                      -----------   -----------
       Demand note payable secured by a deed of
     trust on the property.  Interest only at
     8-1/2% is due monthly. The note agreement has
     "targeted" a minimum working capital position
     of $100,000. Contingent interest payments are
     due to the extent that working capital exceeds
     $100,000.  Total interest is not to exceed
     12-1/2% per year. Principal payments are due
     only to the extent that working capital exceeds
     the level needed to pay interest at the rate
     of 12-1/2%. The Company did not incur any
     contingent interest during 1995.                 $ 5,099,846   $ 5,099,846
                                                      ===========   ===========

          The shareholder has agreed not to demand repayment of the note in 1996. Accordingly, this note has been classified as long-term in the accompanying 1995 balance sheet.

                             C. I. NASHVILLE, INC.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(5)  Income taxes

           The provision for income taxes consists of the following:

                                                    Years Ended December 31,
                                                    ------------------------
                                                       1995          1994
                                                    ----------     ---------
     Current
       Federal                                        $ 20,571     $   --
       State                                             5,704         --
                                                      --------     --------
                   Total current                        26,275         --
                                                      --------     --------
     Deferred
       Federal                                          17,434      (73,452)
       State                                             3,078      (12,962)
       Change in deferred tax asset valuation
          allowance                                    (20,512)      86,414
                                                      --------     --------
                   Total deferred                     $   --       $   --
                                                      --------     --------
     Carryforwards
       Utilization of net operating loss
          carryforward                                 (26,275)    $   --
                                                      --------     --------
                   Total income taxes                 $   --       $   --
                                                      ========     ========

          The Company provides deferred income taxes to reflect the impact of temporary differences between the recorded amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. The significant temporary differences and carryforwards and their related deferred tax asset (liability) and deferred tax asset valuation allowance balances are as follows:

                                                        December 31,
                                               ---------------------------
                                                   1995             1994
                                               -----------     -----------
     Property and equipment                    $   (19,308)    $   (36,821)
     Net operating loss carryforward             1,071,038       1,109,063
     Deferred tax asset valuation allowance     (1,051,730)     (1,072,242)
                                               -----------     -----------

                 Total deferred taxes          $     --        $    --
                                               ===========     ===========

          For purposes of Federal income tax, the Company has net operating loss carryforwards expiring in the following manner:

     Available for Year Ending
     Not Later Than December 31,
     ---------------------------
              2003                              $   469,421
              2004                                  716,431
              2005                                  364,237
              2006                                  284,745
              2007                                  296,170
              2008                                  398,568
              2009                                  148,023
                                                -----------
                  Total                         $ 2,677,595
                                                ===========

                             C.I. NASHVILLE, INC.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(6)  Fair value of financial instruments

          Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair values for financial instruments held by the Partnership. Financial instruments, as defined in SFAS No. 107, held by the Company include cash, repair and replacement reserves and the Company's shareholders note. The carrying amounts and estimated fair values of these financial instruments, as of December 31, 1995, are as follows:

                                                   December 31,1995
                                            --------------------------------
                                                                  Estimated
                                              Carrying              Fair
                                               Amount               Value
                                            ------------        ------------
     Cash                                   $    262,320        $    262,320
     Repair and replacement reserve         $     69,533        $     69,533
     Note payable, shareholder              $  5,099,846        $  5,099,846

          The carrying value's of the Partnership's cash and repair and replacement reserves approximate fair value as of December 31, 1995. The Company's note payable, shareholder is payable upon demand. Accordingly, fair value approximates carrying value.

                            ADDITIONAL INFORMATION

                    [MAYER HOFFMAN McCANN L.C. LETTERHEAD]

            INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION
            - - - -- - - - - - - - - - - - - - - - - - - - - - - -


To the Board of Directors

     C.I. Nashville, Inc.

          Our audits were made for the purpose of forming an opinion on the basic financial statements of C.I. Nashville, Inc. for the years ended December 31, 1995 and 1994 taken as a whole. The accompanying ADDITIONAL INFORMATION is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements. In our opinion, the accompanying ADDITIONAL INFORMATION is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                      /s/  MAYER HOFFMAN McCANN L.C.


February 16,  1996

                             C.I. NASHVILLE, INC.

               ADDITIONAL INFORMATION - STATEMENTS OF OPERATIONS
               - - - - - - - - - - - - - - - - - - - - - - - - -

              RECONCILIATION OF FINANCIAL REPORTING INCOME (LOSS)
                          TO TAX BASIS INCOME (LOSS)

                                                   1995          1994
                                                 --------      ---------
Net income (loss), financial reporting basis     $ 50,502      $(214,348)

Tax depreciation less than financial
  reporting depreciation                           46,082         64,068

Other                                              (1,522)         2,257
                                                 --------      ---------

Net income (loss), tax basis                     $ 95,062      $(148,023)
                                                 ========      =========